Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Samson STRONG Nations Currency Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated March 26, 2015 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated December 29, 2014

This supplement amends the Summary Prospectus, Prospectus and SAI for the Samson STRONG Nations Currency Fund (the “Fund”) dated December 29, 2014.

Samson Capital Advisors LLC (the “Adviser”) has entered into an agreement with Fiera Capital Corporation (“Fiera Capital”), under the terms of which Fiera Capital will acquire 100% of the equity of the Adviser (the “Transaction”).  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Adviser’s ownership change results in a technical “assignment” of the existing investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, and, consequently, the automatic termination of the existing investment advisory agreement.

Following the close of the Transaction, Fiera Capital expects to begin an internal restructuring of its U.S. businesses to combine the Adviser with an existing wholly-owned subsidiary of Fiera Capital, Wilkinson O’Grady & Co. Inc., to form a broader asset management firm with substantial fixed income and equity management capabilities. This combined group will be the foundation of Fiera Capital’s U.S. asset management business. It is expected that following this restructuring, the Fund’s portfolio management team will continue to manage the Fund through this combined subsidiary of Fiera Capital pursuant to the Fund’s existing strategy and guidelines. Further, this restructuring is not expected to result in any material changes to the investment advisory agreement with the Fund.

In anticipation of the Transaction, at an in-person special meeting of the Board of Trustees of the Trust (the “Board”) held on March 23, 2015, the Board approved an interim investment advisory agreement and a new investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, on terms substantially identical to the existing investment advisory agreement with the Adviser.  The interim investment advisory agreement is effective under Rule 15a-4 of the 1940 Act for up to 150 days or until shareholders approve the new investment advisory agreement between the Adviser and Trust, on behalf of the Fund.  Shareholders of the Fund will be asked to approve the new investment advisory agreement at a special meeting of shareholders expected to be held in the second quarter of 2015.  Shareholders will receive detailed information early in the second quarter of 2015 about the proposed new investment advisory agreement and the Adviser’s ownership change in connection with the solicitation of their approval of the new investment advisory agreement.

Please retain this supplement with your Summary Prospectus, Prospectus and SAI.